SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS CROCI® U.S. VIP
Class A and B
The following information is added under the “Management Fee” sub-heading of the “WHO MANAGES AND OVERSEES THE FUND” section of the fund’s prospectus:
Effective October 1, 2020, DWS CROCI® U.S. VIP pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.600% on the first $250 million of the fund’s average daily net assets, 0.575% on the next $750 million of the fund’s average daily net assets, 0.550% on the next $1.5 billion of the fund’s average daily net assets, 0.525% on the next $2.5 billion of the fund’s average daily net assets, 0.500% on the next $2.5 billion of the fund’s average daily net assets, 0.475% on the next $2.5 billion of the fund’s average daily net assets, 0.450% on the next $2.5 billion of the fund’s average daily net assets, and 0.425% of the fund’s average daily net assets thereafter. Prior to October 1, 2020, the fund paid the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.650% on the first $250 million of the fund’s average daily net assets, 0.625% on the next $750 million of the fund’s average daily net assets, 0.600% on the next $1.5 billion of the fund’s average daily net assets, 0.575% on the next $2.5 billion of the fund’s average daily net assets, 0.550% on the next $2.5 billion of the fund’s average daily net assets, 0.525% on the next $2.5 billion of the fund’s average daily net assets, 0.500% on the next $2.5 billion of the fund’s average daily net assets, and 0.475% of the fund’s average daily net assets thereafter.
Please Retain This Supplement for Future Reference
September 29, 2020
PROSTKR20-39